SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549


                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                         Date of Report:  April 28, 1997


                                LG&E ENERGY CORP.
             (Exact name of registrant as specified in its charter)


                  Kentucky           1-10568          61-1174555
               (State or other     (Commission     (I.R.S. Employer
               jurisdiction of    File Number)    Identification No.)
               incorporation)


                              220 West Main Street
                                 P.O. Box 32030
                              Louisville, KY 40232
                    (Address of principal executive offices)


                                 (502) 627-2000
                         (Registrant's telephone number)

Item 5.  Other Events.

On April 24, 1997, LG&E Energy Corp. announced that, effective May 15, Victor
A. Staffieri will be promoted to chief financial officer of the corporation; and Stephen R. Wood will be promoted to president, Louisville Gas and Electric Company and distribution services division.

On April 25, 1997, LG&E Energy Corp. announced the consolidation of the trading, risk management and administrative operations of its power marketing and gas marketing divisions into a single energy marketing unit, to be located in its Louisville headquarters.

Item 7(c).  Exhibits Filed.

Exhibit
Number               Description

99.01                News Release dated April 24, 1997.

99.02                News Release dated April 25, 1997.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LG&E ENERGY CORP.
Registrant

Date:  April 28, 1997                 /s/ John R. McCall
                                      John R. McCall
                                      Executive Vice President, General
                                      Counsel and Corporate Secretary